   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 12, 2000



                                                      REGISTRATION NO. 333-45378

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM F-1
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                      ------------------------------------

                             GT GROUP TELECOM INC.
             (Exact name of Registrant as specified in its charter)

            CANADA                             4813                         NOT APPLICABLE
 (State or other jurisdiction      (Primary Standard Industrial            (I.R.S. Employer
              of                   Classification Code Number)          Identification Number)
incorporation or organization)

   20 BAY STREET, 7TH FLOOR, TORONTO, ONTARIO, CANADA M5J 2N8 (416) 943-9555 (Address and telephone number of Registrant's principal executive offices)

CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011  (212)
                                    894-8940
(Name, address, including zip code and telephone number, including area code, of
                               Agent for Service)
                      ------------------------------------

                                   Copies to:

                              BRUCE CZACHOR, ESQ.
                              SHEARMAN & STERLING
                              Commerce Court West
                           199 Bay Street, Suite 4405
                            Toronto, Ontario M5L 1E8
                                 (416) 360-8484
                      ------------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                      ------------------------------------


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

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


                                EXPLANATORY NOTE



     The sole purpose of this Amendment is to amend the facing page of the Registration Statement to include the delaying amendment legend from Rule 473 of the Securities Act of 1933. Accordingly, this Amendment consists only of the facing page, this explanatory note and signature pages to this Registration Statement. The Prospectus, Financial Statements and Part II are otherwise unchanged and have been omitted.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Province of Ontario, Canada, on this 12th day of September, 2000.


                                          GT GROUP TELECOM INC.
                                          (Registrant)

                                                 /s/ ROBERT M. FABES

                                          By:

                                          --------------------------------------

                                              Name:  Robert M. Fabes
                                              Title: Senior Vice President,
                                                     General Counsel
                                                     and Corporate Secretary

                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by or on behalf of the following persons in the capacities and on the dates indicated:



                  SIGNATURE                                  TITLE                       DATE
                  ---------                                  -----                       ----
                      *                        Chairman and Director              September 12, 2000
---------------------------------------------
               James G. Matkin

                                               Director and Chair of Executive
---------------------------------------------  Committee
              James M. Mansour

                      *                        Chief Executive Officer and        September 12, 2000
---------------------------------------------  Director
             Daniel R. Milliard                (principal executive officer)

                      *                        President, Chief Operating         September 12, 2000
---------------------------------------------  Officer and Director
               Robert G. Wolfe

                      *                        Executive Vice President and       September 12, 2000
---------------------------------------------  Chief Financial Officer
            Stephen H. Shoemaker               (principal financial officer and
                                               principal accounting officer)

                      *                        Director                           September 12, 2000
---------------------------------------------
                Michael Abram

                      *                        Director                           September 12, 2000
---------------------------------------------
              Michael D'Avella

                      *                        Director                           September 12, 2000
---------------------------------------------
                George Estey

                                               Director
---------------------------------------------
               Leo J. Hindery

                      *                        Director                           September 12, 2000
---------------------------------------------
             P. Kenneth Kilgour

                      *                        Director                           September 12, 2000
---------------------------------------------
             Robert R. Gheewalla

                      *                        Director                           September 12, 2000
---------------------------------------------
                  Jim Shaw

     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned certifies that it is the duly authorized United States representative of GT Group Telecom Inc. and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, on this 12th day of September, 2000.


                                          GT GROUP TELECOM SERVICES (USA) CORP.
                                          (Authorized U.S. Representative)

                                                                   *

                                          By:
                                          --------------------------------------

                                              Name: Stephen H. Shoemaker
                                              Title:  Executive Vice President
                                            and
                                                Chief Financial Officer


       /s/ ROBERT M. FABES


*By:


--------------------------------------



     Robert M. Fabes,


     Attorney-in-fact